                                                                    EXHIBIT 99.2


                    FEDERAL DEPOSIT INSURANCE CORPORATION

                               WASHINGTON, D.C.



------------------------------------
                                    )
                                    )
In the Matter of                    )                    ORDER TO
                                    )                CEASE AND DESIST
REGENCY BANK                        )
FRESNO, CALIFORNIA                  )
                                    )                  FDIC-97-   b
(INSURED STATE NONMEMBER BANK)      )
                                    )
                                    )
------------------------------------



     Regency Bank, Fresno, California ("Bank"), having been advised of its right to a Notice of Charges and of Hearing detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under Section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. Section 1818(b)(1), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") with counsel for the Federal Deposit Insurance Corporation ("FDIC") dated _________, 1997, whereby solely for the purpose of this proceeding and without admitting or denying the alleged charges of unsafe or unsound banking practices, the Bank consented to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC.

                                     - 2


     The FDIC considered the matter and determined that it had reason to believe that the Bank had engaged in unsafe or unsound banking practices. The FDIC, therefore, accepted the CONSENT AGREEMENT and issued the following:


                          ORDER TO CEASE AND DESIST


     IT IS HEREBY ORDERED, that the Bank, its institution-affiliated parties, as that term is defined in Section 3(u) of the Act, 12 U.S.C. Section 1813(u), and its successors and assigns cease and desist from the following unsafe and unsound banking practices and/or regulations:

     (a)  operating with inadequate management;

     (b) operating with inadequate equity capital in relation to the volume and quality of assets held by the Bank;

     (c)  operating with a large volume of poor quality assets;

     (d) conducting an excessive amount of real estate development activities;

     (e) operating with a large concentration of direct real estate investment assets;

     (g)  operating in such a manner as to produce operating losses; and

     (h)  operating in such a manner as to produce low earnings.

    IT IS FURTHER ORDERED, that the Bank, its institution-affiliated parties, and its successors and assigns, take affirmative action as follows:

    1.   The Bank shall have and retain qualified management.

         (a) Each member of management shall have qualifications and experience commensurate with his or her duties and responsibilities at the Bank. Management shall include the following individuals:

              (i) a chief executive officer with proven ability in managing a Bank of comparable size, and experience in resolving a high level of classifications, improving earnings, and other matters needing particular attention including, but not limited to, resolution of the Bank's real estate investments;

              (ii) a chief financial officer with appropriate experience in investments, liquidity and funds management; and

              (iii) a senior lending officer with significant appropriate lending, collection, and loan supervision experience.

         (b) Each member of management shall be provided appropriate written authority from the Bank's Board of Directors to implement the provisions of this ORDER.

         (c) The qualifications of management shall be assessed on its ability to:

              (i)   comply with the requirements of this ORDER;

             (ii)   operate the Bank in a safe and sound manner;

            (iii)   comply with applicable laws and regulations; and

             (iv) restore all aspects of the Bank to a safe and sound condition, including asset quality, capital adequacy, earnings, management effectiveness, and liquidity.

         (d) During the life of this ORDER, the Bank shall notify the Regional Director of the FDIC's San Francisco Regional Office ("Regional Director") and Conrad W. Hewitt, Commissioner of the Department of Financial Institutions for the State of California ("Commissioner") in writing when it proposes to add any individual to the Bank's Board of Directors or to employ any individual as a senior executive officer. The notification must be received at least 30 days before such addition or employment is intended to become effective and should include a description of the background and experience of the individual or individuals to be added or employed.

         (e) The Bank may not add any individual to its Board of Directors or employ any individual as a senior executive officer if the Regional Director issues a notice of disapproval pursuant to Section 32 of the Act, 12 U.S.C. Section 1831i.

    2. (a) On or before December 31, 1997, the Bank shall increase Tier 1 capital to an amount not less than the greater of (i) seven (7.0) percent of the Bank's total assets or (ii) $14,000,000. Thereafter, during the life of this ORDER, the Bank shall maintain Tier 1 capital in such an amount not less than the greater of (i) seven (7.0) percent of the Bank's total assets or
(ii) $14,000,000.

         (b) Within 60 days from the effective date of this ORDER, the Bank shall submit to the Regional Director its plan to comply with the minimum risk-based capital requirements as described in the FDIC Statement of Policy on Risk-Based Capital contained in Appendix A to Part 325 of the FDIC Rules and Regulations, 12 C.F.R. Part 325, Appendix A. The plan shall be in a form and manner acceptable to the Regional Director as determined at subsequent examinations.

         (c) The level of Tier 1 capital to be maintained during the life of this ORDER pursuant to Subparagraph 2(a) shall be in addition to a fully funded allowance for loan and lease losses, the adequacy of which shall be satisfactory to the Regional Director and Commissioner as determined at subsequent examinations and/or visitations.

         (d) Any increase in Tier 1 capital necessary to meet the requirements of Paragraph 2 of this ORDER may be accomplished by the following:

                (i)   the sale of common stock; or

               (ii) the sale of noncumulative perpetual preferred stock; or

              (iii) the direct contribution of cash by the Board of Directors, shareholders, and/or parent holding company; or

               (iv)   any other means acceptable to the Regional
Director and the Commissioner; or

                (v)   any combination of the above means.

Any increase in Tier 1 capital necessary to meet the requirements of Paragraph 2 of this ORDER may not be accomplished through a deduction from the Bank's allowance for loan and lease losses.

         (e) If all or part of the increase in Tier 1 capital required by Paragraph 2 of this ORDER is accomplished by the sale of new securities, the Board of Directors shall forthwith take all necessary steps to adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or proxies held or controlled by them in favor of the plan. Should the implementation of the plan involve a public distribution of the Bank's securities (including a distribution limited only to the Bank's existing shareholders), the Bank shall prepare offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and any other material disclosures necessary to comply with the Federal securities laws. Prior to the implementation of the plan and, in any event, not less than fifteen (15) days prior to the dissemination of such materials, the plan and any materials used in the sale of the securities shall be submitted to the FDIC, Registration and Disclosure Section, 550 - 17th Street, N.W., Washington, D.C. 20429, for review. Any changes requested to be made in the plan or materials by the FDIC shall be made prior to their dissemination. If the increase in Tier 1 capital is provided by the sale of the noncumulative perpetual preferred stock, then all terms and conditions of the issue including, but not limited to, those terms and conditions relative to interest rate and convertibility factor, shall be presented to the Regional Director and the Commissioner for prior approval.

         (f) In complying with provisions of Paragraph 2 of this ORDER, the Bank shall provide to any subscriber and/or purchaser of the Bank's securities, a written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this Paragraph shall be furnished within ten (10) days from the date such material development or change was planned or occurred, whichever is earlier, and shall be furnished to every subscriber and/or purchaser of the Bank's securities who received or was tendered the information contained in the Bank's original offering materials.

          (g) For the purposes of this ORDER, the terms "Tier 1 capital" and "total assets" shall have the meanings ascribed to them in
Part 325 of the FDIC Rules and Regulations, 12 C.F.R. Sections 325.2(t) and 325.2(v).

     3.   (a)   Within 10 days from the effective date of this ORDER,
the Bank shall eliminate from its books, by charge-off or collection, all assets classified "Loss" and one-half of the assets classified "Doubtful" as of July 7, 1997, that have not been previously collected or charged off. Elimination of these assets through proceeds of other loans made by the Bank is not considered collection for the purpose of this Paragraph.

          (b) The requirements of Subparagraph 3(a) of this ORDER are not to be construed as standards for future operations and, in addition to the foregoing, the Bank shall eventually reduce the total of all adversely classified assets listed in the July 7, 1997 Report of Examination to zero. Reduction of these assets through proceeds of other loans made by the Bank is not considered collection for the purpose of this Paragraph.

     4. Beginning with the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who has a loan or other extension of credit from the Bank that has been charged off or classified, in whole or in part, "Loss" or "Doubtful" and is uncollected. The requirements of this Paragraph shall not prohibit the Bank from renewing (after collection in cash of interest due from the borrower) any credit already extended to any borrower, unless prior approval is given by the Regional Director.

     5. Upon issuance of this ORDER, the Bank and its wholly-owned subsidiary, Regency Service Corporation, may continue to engage in certain activities that are not permissible for a subsidiary of a national bank as set forth in the Bank's December 27, 1995 application to the FDIC; provided, however, that the Bank and Regency Service Corporation shall continue in these activities only pursuant to the terms and conditions set forth in the FDIC's November 29, 1996 letter to the Bank which includes, but is not limited to, the requirement that Regency Service Corporation divest itself of all property currently held by December 31, 1998.

     6. The Bank's Board of Directors shall maintain an adequate allowance for loan and lease losses and shall provide for a review of the allowance at least once each calendar quarter. Said review should be completed prior to the end of each quarter in order that the findings of the Board of Directors with respect to the allowance for loan and lease losses may be properly reported in the Bank's quarterly Reports of Condition and Income. The review should focus on the results of the Bank's internal loan review, loan and lease loss experience, trends of delinquent and non-accrual loans, an estimate of potential loss exposure of significant credits, concentrations of credit, and present and prospective economic conditions. A deficiency in the allowance shall be remedied in the calendar quarter it is discovered, prior to submitting the Report of Condition, by a charge to current operating earnings. The minutes of the Board of Directors meeting at which such review is undertaken shall indicate the results of the review.

     7. Within 60 days from the effective date of this ORDER, the Bank shall revise, adopt, and submit to the Regional Director a plan to control overhead and other expenses and restore the Bank's profitability.

     8. Within 60 days from the effective date of this ORDER, the Bank shall prepare and submit to the Regional Director a written business/strategic plan covering the overall operation of the Bank. The plan shall be in a form and manner acceptable to the Regional Director as determined at subsequent examinations and/or visitations.

     9. The Bank shall not pay cash dividends without the prior written consent of the Regional Director and the Commissioner.

    10. Within 30 days of the end of the first quarter following the effective date of this ORDER, and within thirty (30) days of the end of each quarter thereafter, the Bank shall furnish written progress reports to the Regional Director and the Commissioner detailing the form and manner of any actions taken to secure compliance with this ORDER and the results thereof. Such reports shall include a copy of the Bank's Report of Condition and the Bank's Report of Income. Such reports may be discontinued when the corrections required by this ORDER have been accomplished and the Regional Director and the Commissioner have released the Bank in writing from making further reports.

    This ORDER shall become effective ten (10) days from the date of its issuance.

     The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provisions of this ORDER shall have been modified, terminated, suspended, or set aside by the FDIC.

     Pursuant to delegated authority.

     Dated at San Francisco, California, this _____ day of _________, 1997.





                                 _________________________________________
                                 George J. Masa
                                 Regional Director
                                 Division of Supervision
                                 San Francisco Region
                                 Federal Deposit Insurance Corporation

                      FEDERAL DEPOSIT INSURANCE CORPORATION

                               WASHINGTON, D.C.



-----------------------------------
                                  )
                                  )               STIPULATION
In the Matter of                  )                   AND
                                  )                 CONSENT
REGENCY BANK                      )            TO THE ISSUANCE OF
FRESNO, CALIFORNIA                )               AN ORDER TO
                                  )            CEASE AND DESIST
(INSURED STATE NONMEMBER BANK)    )
                                  )               FDIC-97- b
                                  )
-----------------------------------


     Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC"), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC and Regency Bank, Fresno, California ("Bank"), as follows:

     1. The Bank has been advised of its right to receive a Notice of Charges and of Hearing detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under Section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. Section 1818(b)(1), and has waived those rights.

     2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC. The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act, and that said ORDER shall become effective ten (10) days after its issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of the Act.

     3. In the event the FDIC accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC unless the Bank or any institution-affiliated party, as such term is defined in Section 3(u) of the Act, 12 U.S.C. Section 1813(u), has violated or is about to violate any provision of the ORDER.

     4.  The Bank hereby waives:

         (a)  The receipt of a Notice of Charges and of Hearing;

         (b)  All defenses in this proceeding;

         (c) A hearing for the purpose of taking evidence on such alleged charges;

         (d)  The filing of Proposed Findings of Fact and Conclusions of Law;

         (e)  A recommended decision of an Administrative Law Judge; and

         (f)  Exceptions and briefs with respect to such recommended decision.



DATED:  ____________________________, 1997.


FEDERAL DEPOSIT INSURANCE             REGENCY BANK
CORPORATION, LEGAL DIVISION           FRESNO, CALIFORNIA
BY:                                   BY:


                                      /s/ Steven F. Hertel
________________________________      _____________________________________
James L. Miller                       Steven F. Hertel
Counsel                               Chairman of the Board


                                      /s/ Joseph L. Castanos
                                      _____________________________________
                                      Joseph Castanos


                                      /s/ Roy Jura
                                      _____________________________________
                                      Roy Jura


                                      /s/ Barbara Palmquist
                                      _____________________________________
                                      Barbara Palmquist


                                      /s/ David N. Price
                                      _____________________________________
                                      David N. Price


                                      /s/ Daniel Ray
                                      _____________________________________
                                      Daniel Ray

                                      /s/ Daniel Suchy
                                      _____________________________________
                                      Daniel R. Suchy, M.D.


                                      /s/ Waymon E. Watts
                                      _____________________________________
                                      Waymon E. Watts, C.P.A.


                                      Comprising the Board of Directors of
                                      Regency Bank, Fresno, California